SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549




                                  FORM 8-K
                               CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): July 9, 1997




                           McDONALD'S CORPORATION
           (Exact name of Registrant as specified in its Charter)



  Delaware                   1-5231                 36-2361282
  (State of Incorporation)   (Commission File No.)  (IRS Employer
                                                    Identification No.)



                            One McDonald's Plaza
                          Oak Brook, Illinois 60521
                               (630) 623-3000
          (Address and Phone Number of Principal Executive Offices)

  Item 7.   Financial Statements, Pro Forma Financial Information and
  Exhibits

  (c)  Exhibits

       (99) Press Release dated July 9, 1997 - ``McDonald's Announces Reorganization of U.S. Business''



                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                McDONALD'S CORPORATION

                                (Registrant)


                                By:  /s/ Gloria Santona
                                     Gloria Santona
                                     Vice President, Deputy General
                                     Counsel and Secretary